Exhibit 10.17
                                                                  Execution Copy
                                                                  --------------

                         WARRANT SUBSCRIPTION AGREEMENT

     This WARRANT SUBSCRIPTION AGREEMENT is made as of May 18, 2000 between SMTC Corporation, a Delaware corporation (the "Company"), and each of the investors listed on Schedule 1 hereto (each a "Subscriber", and collectively, the "Subscribers").

                                    Recitals
                                    --------

     The Subscribers are willing to purchase, and the Company is willing to issue and sell to such Subscribers, warrants (the "Warrants") to purchase the number of units (the "Units") set forth opposite the name of such Subscriber on
Schedule 1 hereto, all on the terms and subject to the conditions set forth herein.

                                   Agreement
                                   ---------

     In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

  1.   Sale and Purchase of Subscription Securities
       --------------------------------------------

          1.1 On the terms and subject to the conditions hereof, the Company hereby agrees to sell to each Subscriber, and by its acceptance hereof each Subscriber agrees to purchase from the Company for investment, at the Closing hereinafter referred to, a Warrant to purchase the number of Units set forth opposite the name of such Subscriber on Schedule 1 hereto, for United States Sixty Dollars (US$ 60.00) per Unit. Each Unit shall consist of, subject to adjustment as provided in the Warrants, nine (9) shares of the Company's Class A-1 Common Stock, par value $0.001 per share (the "Class A Stock") and one (1) share of the Company's Class L Common Stock, par value $0.001 per share (the "Class L Stock" and, together with the Class A Stock, the "Common Stock"). The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants are collectively referred to herein as the "Subscription Securities".

          1.2 The sale and purchase of the Warrants (the "Closing") shall take place at the same time and location as the Closing and shall be substantially contemporaneous with the closing pursuant to, the Senior Subordinated Loan Agreement dated as of May __, 2000 between the Company and the Lenders (as defined therein) (the "Loan Agreement").

     If, prior to the Closing hereunder, the Loan Agreement shall be terminated, this Agreement shall automatically terminate and be without further force and effect; provided, however, that no such termination of this Agreement shall relieve any party from liability for breach prior to such termination.

          1.3 At the Closing, against payment by a Subscriber to the Company of such Subscriber's Warrant Purchase Price (as set forth opposite the name of such Subscriber on Schedule 1 hereto) by wire transfer of immediately available federal funds, the Company will deliver a Warrant registered in the respective name of such Subscriber.

  2.   Representations and Warranties of the Company.  The Company represents
       ---------------------------------------------
and warrants to each Subscriber that:

          2.1 The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has made available to the Subscribers true and complete copies of the Amended and Restated Certificate of Incorporation and By-Laws of the Company and the Stockholders Agreement as in effect on the date hereof. Such documents will be in effect in such form on the date of the Closing (the "Closing Date").

          2.2 The Company has or prior to the Closing Date will have taken all corporate action required to authorize the execution and delivery of this Agreement and the issuance of the Subscription Securities.

          2.3 The shares of Common Stock issuable upon the exercise of the Warrants, when issued and upon payment of the purchase price therefor, will be duly authorized, validly issued, fully paid and non-assessable.

          2.4 Each of the Loan Agreement and this Agreement is a legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms subject to the effect of bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles.

          2.5 Assuming the accuracy of each Subscriber's representations, the offer and sale of the Warrants does not require registration under the Securities Act of 1933, as amended.

  3.   Representations and Warranties of the Subscribers.  Each Subscriber
       -------------------------------------------------
individually (but not on behalf of any other Subscriber) represents and warrants that:

          3.1 Such Subscriber has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Subscriber and is the legal, valid and binding obligation of such Subscriber enforceable against it in accordance with the terms hereof.

          3.2 Such Subscriber has been advised that the Subscription Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Subscriber is aware that the Company is under no obligation to effect any such registration with respect to the Subscription Securities (except solely to the extent provided in Section 6 of the Stockholders Agreement) dated as of July 30, 1999 among the Company and the stockholders of the Company party thereto (the "Stockholders Agreement") or to file for or comply with any exemption from registration. Such Subscriber is purchasing the Subscription Securities to be acquired by such Subscriber hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. Such Subscriber has such knowledge and experience in financial and business matters that such Subscriber is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

          3.3  One of the following is true:

                3.3.1 Such Subscriber is either (i) a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act (a "QIB") or (ii) an "accredited investor" as that term is defined in Regulation D under the Securities Act, in each case as set forth opposite the name of such Subscriber on Schedule I hereto

                ; or

                3.3.2 (i) such Subscriber is not a "U.S. person" (as such term is defined in Rule 902(k) under the Securities Act) and is not acquiring any Subscription Securities for the account or benefit of a U.S. person, (ii) the offer and sale of Subscription Securities to such Subscriber has been made in an "offshore transaction" (as such term is defined in Rule 902(k) under the Securities Act), and (iii) such Subscriber agrees that he will not (a) sell any Subscription Securities unless such sale is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration or (b) engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

  4.   Conditions to Sale and Purchase of Warrants.
       -------------------------------------------

          4.1 The Company's obligation to issue and sell the Subscription Securities shall be subject to the satisfaction of the following conditions:

                4.1.1 All representations and warranties of each Subscriber contained in this Agreement shall be true and correct as of the Closing, and consummation of the Closing shall constitute a reaffirmation by each Subscriber that all representations and warranties of such Subscriber contained in this Agreement are true and correct as of the Closing.

                4.1.2 On the Closing Date, substantially contemporaneously with the issuance and sale of the Warrants hereunder, the closing shall have occurred under the Loan Agreement.

          4.2 Each Subscriber's obligation to purchase and pay for the Warrants shall be subject to the satisfaction of the following conditions:

                4.2.1 All representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing, and consummation of the Closing shall constitute a reaffirmation that all the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing.

                4.2.2 On the Closing Date, substantially contemporaneously with the issuance and sale of the Warrants hereunder, all conditions to the closing under the Loan Agreement set forth in Section 6 thereof shall have been satisfied (without giving effect to any waiver thereof other than waivers consented to in writing by such Subscriber).

  5.   Covenants.
       ---------

          5.1 The Company will furnish each registered holder from time to time of any of the Subscription Securities representing not less than 10% of the outstanding Common Stock (other than any holder of Subscription Securities transferred in violation of the Stockholders Agreement or sold in a registered public offering or to the public under Rule 144) (each, a "Significant Holder"), the following:

                5.1.1 As soon as available, and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its subsidiaries as at the end of each such fiscal year and the consolidated statements of income, cash flows and changes in stockholders' equity for such year of the Company and its subsidiaries, setting forth in each case in comparative form the figures for the next preceding fiscal year, accompanied by the report of independent certified public accountants of recognized national standing, to the effect that, except as set forth therein, such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years and fairly present in all material respects the financial condition of the Company and its Subsidiaries at the dates thereof and the results of their operations and changes in their cash flows and stockholders' equity for the periods covered thereby.

                5.1.2 As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of the Company, the consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter and the consolidated statements of income, cash flows and changes in stockholders' equity for such quarter and the portion of the fiscal year then ended of the Company and its Subsidiaries, setting forth in each case the figures for the corresponding periods of the previous fiscal year in comparative form, all in reasonable detail.

          5.2 The Company shall cause to be kept on an appropriate basis, and each Significant Holder shall have access at reasonable times to, appropriate books, records and accounts.

     6.   Indemnities.  Each Subscriber agrees to indemnify and hold harmless
          -----------
the Company, and the Company agrees to indemnify and hold harmless each Subscriber, from and against all losses, damages, liabilities and expenses (including without limitation reasonable attorneys fees and charges) resulting from any breach of any representation, warranty or covenant of such indemnifying party or any misrepresentation by such indemnifying party in this Agreement.

     7.   Restrictions on Transfer.
          ------------------------

          7.1  Restrictive Legend.  The certificates or instruments representing
               ------------------
      all Subscription Securities shall bear a legend in substantially the following form:

          "The securities represented by this Certificate are subject to additional restrictions on transfer and certain other agreements set forth in a Stockholders Agreement dated as of July 30, 1999 among SMTC Corporation and certain stockholders thereof, a copy of which may be obtained without charge by the holder hereof at the Company's principal place of business."

      The certificates or instruments representing all Subscription Securities sold to Subscribers making the warranty in Section 3.3.1 shall bear a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on May 18, 2000, have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws and may not be sold or transferred in the absence of an effective registration statement under the Act and applicable state securities laws or an exemption from registration thereunder."

      The certificates or instruments representing all Subscription Securities sold to Subscribers making the warranty in Section 3.3.2 shall bear a legend in the following form:

          "The securities represented by this certificate were originally issued on May 18, 2000 in reliance on Regulation S under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred except in accordance with the provisions of Regulation S, or pursuant to an available exemption from registration. Hedging transactions involving the securities represented by this certificate may not be conducted unless in compliance with the Act."

          7.2  Termination of Restrictions.  The restrictions imposed by Section
               ---------------------------
      7.1 hereof upon the transferability of Subscription Securities shall cease and terminate as to any particular Subscription Securities (i) when, in the opinion of counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Subscription Securities shall have been registered under the Securities Act or transferred pursuant to Rule 144(k) thereunder. Whenever (i) such restrictions shall cease and terminate as to any Subscription Securities or (ii) such Subscription Securities shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Issuer, without expense, new certificates not bearing the legend set forth in Section 7.1 hereof.

  8.   Miscellaneous.
       -------------

          8.1 This Agreement and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter thereof.

          8.2 This Agreement can be changed only by an instrument in writing signed by the party against whom enforcement of such change is sought.

          8.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives; provided, however, that prior to the Closing, no Subscriber may assign any of such Subscriber's rights hereunder and, after the Closing, no Subscriber may assign any of such Subscriber's rights hereunder except in connection with a transfer of the Subscription Securities in compliance with the terms and conditions of the Stockholders Agreement.

          8.4 All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Subscription Securities.

          8.5 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

  9.  Governing Law; Arbitration.
      --------------------------

          9.1    Governing Law.  This Agreement shall be governed by and
                 -------------
      construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction; provided, however, that any dispute covered by the provisions of Section 9.2 shall be governed by the United States Arbitration Act as then in force.

          9.2    Arbitration.
                 -----------

          9.2.1   Generally.  Except solely as set forth in Section 9.2.3, each
                  ---------
      dispute, difference, controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") by an arbitral tribunal composed of three arbitrators, at least one of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the parties in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA, the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. If, at the time of the arbitration, the parties agree in writing to submit the dispute to a single arbitrator, said single arbitrator shall be appointed by agreement of the parties in accordance with the foregoing procedure, or, failing such agreement, by the AAA in accordance with said Rules. The arbitrator(s) will entertain such presentation of sworn testimony and other evidence, written briefs, and/or oral argument as the parties may wish to present; provided, however, no testimony or exhibits will be admissible unless the adverse party was afforded an opportunity to examine such witnesses and to inspect and copy such exhibits during the pre-arbitration proceeding discovery phase. Upon the request of either party, the arbitrator(s) will provide both parties with written findings of fact and conclusions of law. The foregoing arbitration proceedings may be commenced by any party by notice to all other parties. In any arbitration proceedings under this Section 9, the arbitrator(s) shall be instructed to begin such proceedings within 30 days of appointment, and to reach a decision within 45 days of the conclusion of the submission of all evidence and, in the event that a decision is not so rendered, the arbitrator shall lose all jurisdiction over such dispute.

          9.2.2  Place of Arbitration.  The place of arbitration shall be
                 --------------------
     Boston, Massachusetts.

          9.2.3  Recourse to Courts.  The parties hereby exclude any right of
                 ------------------
     appeal to any court on the merits of the dispute.  The provisions of this
     Section 9.2 may be enforced in any court having jurisdiction over the award or any of the parties, jurisdiction pursuant to Section 9.3 below, or any of their respective assets and judgment on the award (including without limitation equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section 9 shall prevent any party from seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief.

     9.3    Consent to Jurisdiction.  Subject to the provisions of Section 9.2,
            -----------------------
  each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal and state courts of the State of Delaware. Subject to the provisions of Section 9.2, each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of Delaware for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of Delaware, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Schedule I hereto is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that such service of process does not constitute good and sufficient service of process.

     9.4    Waiver of Jury Trial.  To the extent not prohibited by applicable
            --------------------
  law which cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section 9.4 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

     9.5    Reliance.  Each of the parties hereto acknowledges that he or it has
            --------
  been informed by each other party that the provisions of Section 9 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:                  SMTC CORPORATION


                              By: /s/ Richard Smith
                                  ---------------------------------
                                  Title: Vice President Finance and
                                         Administration




THE SUBSCRIBERS:              SMTC CORPORATION


                              By: /s/ Richard Smith
                                  ---------------------------------
                                  Name:  Richard Smith
                                  Title: Vice President Finance and
                                         Administration


                              BAIN CAPITAL FUND, VI L. P.

                              By: Bain Capital Partners VI, L. P..,
                               its general partner

                              By: Bain Capital Investors VI, Inc.
                               its general partner

                              By: /s/ Paul B. Edgerley
                                  ---------------------------------
                                  Name:  Paul B. Edgerley
                                  Title: Managing Director

                              BCIP ASSOCIATES II
                              BCIP ASSOCIATES II-B
                              BCIP ASSOCIATES II-C

                              By: Bain Capital, Inc.
                               their Managing Partner

                              By: /s/ Paul B. Edgerley
                                  ---------------------------------
                                  Name:  Paul B. Edgerley
                                  Title: Managing Director

                              CELERITY PARTNERS III, L. P.

                              By: Celerity Management Co., Inc.
                               their Attorney-in-Fact

                              By: /s/ Stephen Adamson
                                  ---------------------------------
                                  Name:  Stephen Adamson
                                  Title: President


                              VENTEURA LIMITED

                              By: /s/ Albin A. Johann
                                  ---------------------------------
                                  Name: Albin A. Johann
                                  Title: Director


                              CFE, Inc.

                              By: /s/ John Goodwin
                                  ---------------------------------
                                  Name:  John Goodwin
                                  Title: Duly Authorized Signatory


                              P. N. WALKER CONSULTING, INC.

                              By: /s/ Paul Walker
                                  ---------------------------------
                                  Name: Paul Walker
                                  Title: President

                              NICHAL INC.

                              By: /s/ Derek D'Andrade
                                  ---------------------------------
                                  Name:  Derek D'Andrade
                                  Title: President


                              /s/ Philip Woodard
                              ---------------------------------
                              Philip Woodard

                              KILMER ELECTRONICS GROUP LIMITED


                              By: /s/ Michael Griffiths
                                  ---------------------------------
                                  Name:  M. Griffiths
                                  Title: Secretary-Treasurer

                                   SCHEDULE 1
                      to Warrant  Subscription  Agreement
                      -----------------------------------

                                                                         QIB, large instiutional
                                                         Warrant        accredited investor, or
            Name of Subscriber               Units    Purchase Price        Non-U.S. Person
---------------------------------------------------------------------------------------------------
Bain Capital Fund VI, L.P.                   9008.76     $540,525.90  Qualified Institutional
Bain Capital, Inc.                                                    Buyer
Two Copley Place, 7/th/ Floor
Boston, MA 02116
Attn:
---------------------------------------------------------------------------------------------------
BCIP Associates II                          3,286.21     $197,172.87  Qualified Institutional Buyer
Bain Capital, Inc.
Two Copley Place, 7/th/ Floor
Boston, MA 02116
Attn:
---------------------------------------------------------------------------------------------------
BCIP Associates II-B                          550.45     $ 33,027.16  Large Institutional
Bain Capital, Inc.                                                    Accredited Investor
Two Copley Place, 7/th/ Floor
Boston, MA 02116
Attn:
---------------------------------------------------------------------------------------------------
BCIP Associates II-C                          402.75     $ 24,165.12  Large Institutional
Bain Capital, Inc.                                                    Accredited Investor
Two Copley Place, 7/th/ Floor
Boston, MA 02116
Attn:
---------------------------------------------------------------------------------------------------
Celerity Partners III, L.P.                 7,987.67     $479,260.27  Large Institutional
Celerity Management Co., Inc.                                         Accredited Investor
11111 Santa Monica Boulevard
Suite 1127
Los Angeles, CA 90025
Attn:   Stephen Adamson
---------------------------------------------------------------------------------------------------
Venteura Limited                            2,582.17     $154,930.38  Non-U.S. Person
c/o Jura Trust
Mitteldorf  1
Vaduz, Liechtenstein, FL-9490
Attention:  Albin A. Johann

Telephone:  41-75-237-7575
Facsimile:  41-75-232-1362
---------------------------------------------------------------------------------------------------

                                                                         QIB, large instiutional
                                                         Warrant        accredited investor, or
            Name of Subscriber               Units    Purchase Price        Non-U.S. Person
---------------------------------------------------------------------------------------------------
CFE, Inc.                                     601.29     $ 36,077.31  Qualified Institutional Buyer
c/o General Electric Capital Corporation
 Commercial Finance
201 High Ridge Road
Stamford, CT 06296
Attn: Corporate Counsel
---------------------------------------------------------------------------------------------------
Kilmer Electronics Group Limited            7,580.05     $454,802.88  Non-U.S. Person
Kilmer Van Nostrand Co. Limited
50 Ashwarren Road
Downsview, Ontario, Canada M3J 1Z5
Attention:  Michael Griffiths
---------------------------------------------------------------------------------------------------
P. N. Walker Consulting                     4,409.92     $264,595.34  Non-U.S. Person
c/o SMTC Corporation
635 Hood Road
Markham, Ontario, Canada L3R 4N6
---------------------------------------------------------------------------------------------------
Nichal Inc.                                 4,409.92     $264,595.34  Non-U.S. Person
c/o SMTC Corporation
635 Hood Road
Markham, Ontario, Canada L3R 4N6
---------------------------------------------------------------------------------------------------
Philip Woodard                                847.46     $ 50,847.42  Non-U.S. Person
c/o SMTC Corporation
635 Hood Road
Markham, Ontario, Canada L3R 4N6
---------------------------------------------------------------------------------------------------